                                                                   EXHIBIT 10.12

                      FIRST AMENDMENT TO SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment") is made as of this 10th day of November, 2000, by and among SystemOne Technologies Inc. (f/k/a Mansur Industries Inc.), a Florida corporation (the "Company"), Hanseatic Americas LDC, Environmental Opportunities Fund II, LP and Environmental Opportunities Fund II (Institutional), LP (collectively, the "Lenders").

                                    RECITALS

         WHEREAS, on August 7, 2000, the Company and the Lenders executed that certain Loan Agreement (the "Loan Agreement") and in connection therewith the parties also executed that certain Security Agreement of even date (the "Security Agreement");

         WHEREAS, the Company and the Lenders are contemporaneously herewith amending the Loan Agreement to increase the aggregate principal amount of the Loan (as defined in the Loan Agreement) to $3,300,000 and now desire to amend the Security Agreement according to the terms of this Amendment;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The first recital of the Security Agreement is hereby amended by deleting the first recital in its entirety and substituting therefor a new first recital to read as follows:

                           WHEREAS, under the terms and conditions of a Loan
                  Agreement dated as of August 7, 2000 and as amended on November 10, 2000 (hereinafter referred to as the "Loan Agreement"), among the Borrower and the Lenders, the Lenders have agreed to advance to the Borrower the aggregate principal amount of $3,300,000 (hereinafter referred to as the "Loan"), which Loan is to be evidenced by certain Notes dated as of the date hereof (hereinafter referred to, collectively, as the "Notes"), with payment of the Notes and any other obligations of the Borrower to the Lender to be secured as provided for in the Loan Agreement;

         2. Section 2 of the Security Agreement is hereby amended by deleting
Section 2 in its entirety and substituting therefor a new Section 2 to read as follows:

                           2. CREATION OF SECURITY INTEREST. As an inducement to
                  the Lenders, and each of them, to enter into the Loan Agreement, to make the Loan, and to secure prompt payment, performance and discharge in full of all the Borrower's obligations (hereinafter referred to as the "Obligations") on the part of the Borrower to be performed under the Loan Agreement and the Notes, the Borrower hereby unconditionally and irrevocably grants to the Lenders, and each of them, a continuing security interest, a lien upon and a right of set-off against all of the Collateral, which shall be senior and first-in-right with respect to all other security interests and liens other than the interest of Guaranty Business Credit Corporation, as assignee of Capital Business Credit, a division of Capital Factors, Inc. (hereinafter referred to as "Capital") pursuant to that certain Loan and Security Agreement dated May 17, 1999, as amended December 21, 1999 and November 10, 2000 (hereinafter referred to as the "Senior Credit Agreement"), between the Borrower and Capital and other Permitted Encumbrances (as defined in the Loan Agreement). Upon the payment, performance and discharge in full of all Obligations, the security interest granted herein shall expire.

         3. Section 20 of the Security Agreement is hereby amended by deleting
Section 20 in its entirety and substituting a new Section 20 to read as follows:

                           20. SUBORDINATION. THE RIGHTS AND REMEDIES OF THE
                  LENDERS HEREUNDER ARE SUBJECT TO AND SUBORDINATED TO THE TERMS AND PROVISIONS OF THOSE CERTAIN SUBORDINATION AGREEMENTS, EACH DATED AUGUST 7, 2000 ENTERED INTO BY THE LENDERS, RESPECTIVELY, WITH CAPITAL BUSINESS CREDIT, A DIVISION OF CAPITAL FACTORS, INC., AND THOSE CERTAIN REAFFIRMATION OF SUBORDINATION AGREEMENTS, DATED OCTOBER 16, 2000, NOVEMBER 2,

                  2000 AND NOVEMBER 10, 2000, RESPECTIVELY, ENTERED INTO WITH GUARANTY BUSINESS CREDIT AS ASSIGNEE OF SAID SENIOR CREDITOR.

         4. The Borrower hereby certifies to the Lenders that the representations and warranties made in paragraph 4 of the Security Agreement are true and correct in all material respects at and as of the date first-above written with the same effect as though all such representations and warranties were made at and as of the date first-above written (except for representations and warranties which are as of a specific date or which relate to a specific period other than or not including the date first-above written, as the case may be, and except for changes therein contemplated or permitted by the Security Agreement, as amended hereby).

         5. Except as specifically amended hereby, the Security Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed.

         6. This Amendment shall be deemed a contract made under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

         7. This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SYSTEMONE TECHNOLOGIES INC.


By:
   -----------------------------------------


LENDERS

HANSEATIC AMERICAS LDC

By: Hansabel Partners LLC

By: Hanseatic Corporation

By:
   -----------------------------------------
     Paul A. Biddelman
     President

ENVIRONMENTAL OPPORTUNITIES FUND II, L.P.
ENVIRONMENTAL OPPORTUNITIES FUND II (INSTITUTIONAL), L.P.

By: Fund II Mgt. Co., LLC
General Partner

By:
   -----------------------------------------
     Bruce McMaken
     Manager